UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

11615 North Houston Rosslyn Houston, Texas		77086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (281) 931-8884

___________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 21, 2005, Boots & Coots International Well Control, Inc., a Delaware corporation (the “Company”), announced the execution of a Transaction Agreement dated November 21, 2005 (the “Transaction Agreement”), by and among the Company, HWC Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), HWC Merger Corporation, a Delaware corporation and wholly owned subsidiary of Merger Sub (“Acquisition Sub”), HWC Energy Services, Inc., a Delaware corporation (“HWCES”), and Hydraulic Well Control, LLC, a Delaware limited liability company (“HWC LLC”), pursuant to which the Company has agreed to purchase all of the issued and outstanding capital stock of HWC Limited, a Louisiana corporation ("HWC Limited"), HWC International, a Cayman Islands corporation (“HWC International”), and all of the issued and outstanding membership interests in HWC LLC for total consideration of 26,462,137 shares of common stock, par value $0.0001 per share, of the Company (the “Transaction Shares”) and two subordinated promissory notes in the aggregate principal amount of $15,000,000, subject to adjustment, with interest accruing at a rate of 10% per annum.

The Transaction Agreement was approved by the boards of directors of the Company, HWCES and Acquisition Sub, and by the managers of HWC LLC. Under the terms of the agreement, (i) Merger Sub will acquire all of the outstanding shares of capital stock of HWC International and HWC Limited, (ii) Acquisition Sub will merge with and into HWC LLC, with HWC LLC being the surviving entity, and (iii) HWC LLC will merge with and into Merger Sub, with Merger Sub being the surviving entity. The transactions are intended to qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended, except for the acquisition of HWC Limited, which will not qualify as a tax-free reorganization.

Consummation of the transactions is conditioned upon, among other things, (1) approval by the Company’s stockholders of the issuance of the Transaction Shares by the Company and an amendment to the Company’s Certificate of Incorporation to renounce certain corporate opportunities available to any of Oil States International, Inc. (“Oil States”) and its affiliates, (2) the appointment of three additional members, each designated by HWCES, to the Company’s board of directors and the replacement of one incumbent member to be designated by the Company, (3) the redemption of all outstanding shares of preferred stock of the Company, (4) the refinancing of the Company’s debt on terms acceptable to HWCES, (5) the receipt of all required regulatory approvals, (6) absence of any order or injunction prohibiting the consummation of the transactions, and (7) the accuracy of representations and warranties made by the parties to the Transaction Agreement, as applicable. The Transaction Agreement contains certain termination rights under specified circumstances, including failure to complete the transactions on or before April 1, 2006. It is anticipated that the transactions will be completed during the first quarter of 2006.

The parties have made customary representations and warranties and covenants in the Transaction Agreement, including among others (i) to conduct their businesses in the ordinary course between the execution of the Transaction Agreement and the consummation of the transactions and, (ii) on behalf of the Company, to cause a meeting of its stockholders to be held to consider the issuance of the Transaction Shares and the amendment to its Certificate of Incorporation. The Company and HWCES also have agreed to indemnify each other against damages in excess of $390,000 arising from the other party’s (or applicable affiliate’s) breach of certain provisions of the Transaction Agreement.

The Transaction Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Transaction Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to that document.

Immediately prior to the execution of the Transaction Agreement on November 21, 2005, the Company and American Stock Transfer & Trust Company entered into a First Amendment to Rights Agreement (the “Rights Plan Amendment”). The Rights Plan Amendment amends the terms of the original Rights Agreement dated November 27, 2001 to exempt the Transaction Agreement and the transactions contemplated therein from the terms of the Rights Agreement. A description of the material terms of the original Rights Agreement is included in Company’s current report on Form 8-K filed with the SEC on December 5, 2001.

The Rights Plan Amendment is included herein as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Plan Amendment does not purport to be complete and is qualified in its entirety by reference to that document.

The Company will file proxy materials relating to the transactions with the U.S. Securities and Exchange Commission. Security holders of the Company are urged to read these documents (when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company and the transactions. Security holders may obtain these documents free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge from the Company’s website at www.bncg.com. Security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed transactions.

The executive officers and directors of Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the acquisition. Information about the executive officers and directors of the Company and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement relating to the acquisition when it becomes available. In addition, the executive officers and directors of Oil States may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the approval of the acquisition. Information concerning Oil States’ directors and executive officers is set forth in Oil States’ proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 14, 2005, and annual report on Form 10-K filed with the SEC on March 2, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov or by going to Oil States’ Investor Relations page on its corporate website at www.oilstates.com.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above in Item 1.01 relating to the Rights Plan Amendment is incorporated by reference into this Item 3.03.

Item 9.01.	Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

Exhibit No.	Description

2.1
Transaction Agreement dated November 21, 2005 by and among Boots & Coots International Well Control, Inc., HWC Acquisition, LLC, HWC Merger Corporation, HWC Energy Services, Inc. and Hydraulic Well Control, LLC.

4.1	First Amendment to Rights Agreement dated November 21, 2005 by and between Boots & Coots International Well Control, Inc. and American Stock Transfer & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current Report to be signed on its behalf by the undersigned thereunto duly authorized.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

Date: November 28, 2005	By:	/s/ Kevin Johnson
Kevin Johnson
Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1
Transaction Agreement dated November 21, 2005 by and among Boots & Coots International Well Control, Inc., HWC Acquisition, LLC, HWC Merger Corporation, HWC Energy Services, Inc. and Hydraulic Well Control, LLC.

4.1	First Amendment to Rights Agreement dated November 21, 2005 by and between Boots & Coots International Well Control, Inc. and American Stock Transfer & Trust Company.